Exhibit 99.906 Cert 12(b)

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Institutional Mutual Funds does hereby certify, to such officer’s knowledge, that:

The annual report on Form N-CSR of the TIAA-CREF Institutional Mutual Funds (the “Funds”) for the twelve months ended September 30, 2007 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: November 28, 2007	By:	/s/Scott C. Evans
Scott C. Evans
Principal Executive Officer and President
(principal executive officer)

Dated: November 28, 2007	By:	/s/Phillip G. Goff
Phillip G. Goff
Principal Financial Officer, Principal Accounting
Officer and Treasurer
(principal financial officer)